MERRILL LYNCH
OREGON
MUNICIPAL
BOND FUND





FUND LOGO





Annual Report

July 31, 1998


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch Oregon
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998




TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, rose less than 5 basis points (0.05%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%--88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998



Portfolio Strategy
During the six months ended July 31, 1998, our investment outlook for Merrill Lynch Oregon Municipal Bond Fund was basically constructive. The deterioration in the Asian economies helped keep interest rates low, even in the face of strong domestic economic growth. This combination of strong growth and low inflation has kept bond yields within a rather narrow trading range over the past six months.

Issuance of new Oregon municipal bonds increased by more than 52% compared to the same six-month period a year ago. Total municipal issuance increased by approximately 48% over the same period. Municipal bonds continued to underperform US Treasury securities because of the large issuance of tax-exempt securities.

Throughout the six-month period, we maintained a fully invested position. We used periods of volatility to add additional interest rate-sensitive issues, and we invested in new issues to increase call protection and increase the Fund's duration.

Looking ahead, we believe that the interest rate outlook is positive for the remainder of the year. We expect to maintain our current strategy in order to participate in a lower interest rate environment. Any signs of increasing interest rates or a resolution to Asian economic problems will cause us to move toward a more defensive position.


Fiscal Year in Review
During the fiscal year ended July 31, 1998, total municipal issuance increased by more than 40% compared to the same period last year, while Oregon municipal issuance increased by more than 5% over the same period. Both the tax-exempt and US Treasury markets experienced a decline in yields, although the greater increase in tax-exempt issuance resulted in municipal performance lagging that of US Treasury securities.

Given the narrow trading range of the municipal bond market, we maintained a neutral strategy going into the second half of 1997. Several changes in the economy over the past 12 months have eased our concerns for a higher interest rate environment. The Asian economic crisis and the continued low inflation in the domestic economy caused us to reassess our previous posture, which had been more conservative. We maintained a fully invested position and purchased interest rate-sensitive issues in anticipation of lower interest rates. These strategies produced total returns of +5.93%, +5.39%, +5.39% and +5.82% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 1998. This compares to the Lipper Analytical Services, Inc. average total return of +5.37% for similar Oregon tax-exempt funds during the same 12-month period.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Oregon
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



September 11, 1998




Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998



PERFORMANCE DATA

About Fund Performance
Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                                                                           Standardized
                                                        12 Month          3 Month      Since Inception     30-Day Yield
                                                      Total Return      Total Return     Total Return     As of 7/31/98
ML Oregon Municipal Bond Fund Class A Shares              +5.93%            +2.39%          +29.83%            3.75%
ML Oregon Municipal Bond Fund Class B Shares              +5.39             +2.26           +26.62             3.40
ML Oregon Municipal Bond Fund Class C Shares              +5.39             +2.23           +32.31             3.30
ML Oregon Municipal Bond Fund Class D Shares              +5.82             +2.37           +34.80             3.65


*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are Class A and Class B Shares, 8/27/93 and Class C and Class D Shares, 10/21/94.



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998




PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment--Class A Shares and Class
B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                      8/27/93**       7/98

ML Oregon Municipal Bond Fund++--
Class A Shares*                       $ 9,600        $12,464
ML Oregon Municipal Bond Fund++--
Class B Shares*                       $10,000        $12,662
Lehman Brothers Municipal Bond
Index++                               $10,000        $13,410



Total Return Based on a $10,000 Investment--Class C and Class D
Shares


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                     10/21/94**       7/98

ML Oregon Municipal Bond Fund++--
Class C Shares*                       $10,000        $13,231
ML Oregon Municipal Bond Fund++--
Class D Shares*                       $ 9,600        $12,941
Lehman Brothers Municipal Bond
Index++                               $10,000        $13,837

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Oregon Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Oregon, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares graph is 8/31/93 and in the Class C &Class D Shares graph is 10/31/94.

    Past performance is not predictive of future performance.




Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                         +8.74%         +4.39%
Inception (8/27/93)
through 6/30/98                            +5.47          +4.59

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                         +8.08%         +4.08%
Inception (8/27/93)
through 6/30/98                            +4.94          +4.94

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                         +8.08%         +7.08%
Inception (10/21/94)
through 6/30/98                            +7.81          +7.81

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                         +8.52%         +4.18%
Inception (10/21/94)
through 6/30/98                            +8.34          +7.15

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Oregon Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
STRIPES    Short-Term Inverse Payment Exempt Securities
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                    Issue                                           (Note 1a)

Oregon--80.4%
AAA      Aaa         $  900   Chemeketa, Oregon, Community College District, UT, 5.95% due 6/01/2006 (e)(g)      $   998

AAA      Aaa            300   Colombia River, Oregon, Peoples Utility District, Refunding, UT, 5% due
                              6/01/2006 (d)                                                                          312

BBB+     NR*            900   Klamath Falls, Oregon, Intercommunity Hospital Authority Revenue Bonds
                              (Gross-Merle West Medical Center Project), Series A, 7.10% due 9/01/2024             1,005

AAA      Aaa            500   Lincoln County, Oregon, School District, UT, 5.25% due 6/15/2012 (e)                   521

AAA      Aaa            870   Marion County, Oregon, Union High School District No. 007J (Silverton),
                              UT, 7% due 6/01/2004 (c)(g)                                                          1,002

AAA      Aaa            850   Morrow County, Oregon, School District No. 001, UT, 6% due 6/01/2007 (b)               947

AAA      Aaa            500   Multnomah County, Oregon, Educational Facilities Revenue Refunding Bonds
                              (University of Portland Project), 5.10% due 4/01/2013 (d)                              508

AAA      Aaa          2,650   Oregon Health Sciences University Revenue Bonds, Insured Series A, 5.75%**
                              due 7/01/2021 (b)                                                                      813

NR*      Baa2           500   Oregon State Economic Development Revenue Refunding Bonds (Georgia Pacific
                              Corp. Project), Series 183, 5.70% due 12/01/2025                                       516

                              Oregon State Health, Housing, Educational and Cultural Facilities Authority
                              Revenue Bonds, Series A:
NR*      VMIG1++        500     (Guide Dogs for the Blind), VRDN, 3.60% due 7/01/2025 (a)                            500
A+       NR*            500     Refunding (Reed College Project), 5.375% due 7/01/2025                               508

AA       Aaa            850   Oregon State Higher Education Building Improvement Bonds, UT, Series A,
                              6.45% due 8/01/2004 (g)                                                                957

NR*      Aa2          1,000   Oregon State Housing and Community Services Department, Mortgage Revenue
                              Bonds, AMT, Series A, 6.20% due 7/01/2027                                            1,061

                              Oregon State Housing and Community Services Department, Mortgage Revenue
                              Bonds (S/F Mortgage Program):
NR*      Aa2          1,000     AMT, Series E, 7.10% due 7/01/2014                                                 1,069
NR*      Aa2            475     Refunding, Series A, 6.40% due 7/01/2018                                             505
NR*      Aa2          1,050     Series B, 6.875% due 7/01/2028                                                     1,121

                              Port of Portland, Oregon, International Airport Revenue Bonds (Portland
                              International Airport), AMT, Series 7B (b):
AAA      Aaa            950     7.10% due 1/01/2012 (g)                                                            1,153
AAA      Aaa             50     7.10% due 7/01/2021                                                                   54



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                    Issue                                           (Note 1a)

Oregon (concluded)
                              Port Umpqua, Oregon, PCR, Refunding (International Paper Co. Projects):
BBB+     A3          $  500     Series A, 5.05% due 6/01/2009                                                    $   511
BBB+     A3             500     Series B, 5.20% due 6/01/2011                                                        509

A+       A1           1,500   Portland, Oregon, Sewer System Revenue Bonds, Series A, 6.25% due
                              6/01/2004 (g)                                                                        1,667

AAA      Aaa            900   Tillamook County, Oregon, GO, UT, 6.25% due 1/01/2014 (e)                              989


Puerto Rico--18.6%


AAA      Aaa          2,720   Puerto Rico Commonwealth, GO, UT, 7% due 7/01/2010 (d)                               3,311

A1+      VMIG1++        200   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                              Revenue Bonds, VRDN, Series X, 3.20% due 7/01/1999 (a)                                 200

AAA      Aaa            400   Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES,
                              Series T, 7.863% due 7/01/2005 (c)(f)                                                  472

Total Investments (Cost--$19,258)--99.0%                                                                          21,209

Other Assets Less Liabilities--1.0%                                                                                  214
                                                                                                                 -------
Net Assets--100.0%                                                                                               $21,423
                                                                                                                 =======


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(b)MBIA Insured.
(c)FSA Insured.
(d)AMBAC Insured.
(e)FGIC Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(g)Prerefunded.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of the purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.


   See Notes to Financial Statements.




Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1998
Assets:             Investments, at value (identified cost--$19,257,855) (Note 1a)                          $ 21,209,201
                    Cash                                                                                          42,007
                    Receivables:
                      Interest                                                             $    184,598
                      Beneficial interest sold                                                   79,607          264,205
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                         553
                    Prepaid registration fees and other assets (Note 1e)                                           2,069
                                                                                                            ------------
                    Total assets                                                                              21,518,035
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                        14,224
                      Beneficial interest redeemed                                               13,296
                      Distributor (Note 2)                                                        8,183
                      Investment adviser (Note 2)                                                 3,854           39,557
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        55,433
                                                                                                            ------------
                    Total liabilities                                                                             94,990
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 21,423,045
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $     30,681
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  147,973
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   25,182
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                    7,973
                    Paid-in capital in excess of par                                                          21,793,367
                    Accumulated realized capital losses on investments--net (Note 5)                          (2,526,931)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net (Note 1f)                                                                    (6,546)
                    Unrealized appreciation on investments--net                                                1,951,346
                                                                                                            ------------
                    Net assets                                                                              $ 21,423,045
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $3,102,662 and 306,810 shares of
                    beneficial interest outstanding                                                         $      10.11
                                                                                                            ============
                    Class B--Based on net assets of $14,965,380 and 1,479,728 shares of
                    beneficial interest outstanding                                                         $      10.11
                                                                                                            ============
                    Class C--Based on net assets of $2,548,733 and 251,823 shares of
                    beneficial interest outstanding                                                         $      10.12
                                                                                                            ============
                    Class D--Based on net assets of $806,270 and 79,733 shares of
                    beneficial interest outstanding                                                         $      10.11
                                                                                                            ============

                      See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  1,224,384
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    122,200
                    Account maintenance and distribution fees--Class B (Note 2)                  80,946
                    Professional fees                                                            54,900
                    Accounting services (Note 2)                                                 42,243
                    Printing and shareholder reports                                             21,090
                    Account maintenance and distribution fees--Class C (Note 2)                  13,001
                    Registration fees (Note 1e)                                                   8,687
                    Amortization of organization expenses (Note 1e)                               7,770
                    Transfer agent fees--Class B (Note 2)                                         7,748
                    Pricing fees                                                                  3,482
                    Custodian fees                                                                2,163
                    Trustees' fees and expenses                                                   1,317
                    Transfer agent fees--Class A (Note 2)                                         1,243
                    Transfer agent fees--Class C (Note 2)                                           999
                    Account maintenance fees--Class D (Note 2)                                      622
                    Transfer agent fees--Class D (Note 2)                                           241
                    Other                                                                         2,513
                                                                                           ------------
                    Total expenses before reimbursement                                         371,165
                    Reimbursement of expenses (Note 2)                                          (77,763)
                                                                                           ------------
                    Total expenses after reimbursement                                                           293,402
                                                                                                            ------------
                    Investment income--net                                                                       930,982
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            156,351
Unrealized          Change in unrealized appreciation on investments--net                                        108,099
Gain on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,195,432
(Notes 1b,                                                                                                  ============
1d & 3):
                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1998              1997
Operations:         Investment income--net                                                 $    930,982     $  1,128,807
                    Realized gain on investments--net                                           156,351          504,081
                    Change in unrealized appreciation on investments--net                       108,099          688,160
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,195,432        2,321,048
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (149,827)        (170,118)
Shareholders          Class B                                                                  (666,069)        (860,053)
(Note 1f):            Class C                                                                   (86,976)         (86,440)
                      Class D                                                                   (28,110)         (12,196)
                    In excess of realized gain on investments--net:
                      Class A                                                                      (966)              --
                      Class B                                                                    (4,806)              --
                      Class C                                                                      (593)              --
                      Class D                                                                      (181)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (937,528)      (1,128,807)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                             (2,416,519)      (4,784,283)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                             (2,158,615)      (3,592,042)
                    Beginning of year                                                        23,581,660       27,173,702
                                                                                           ------------     ------------
                    End of year                                                            $ 21,423,045     $ 23,581,660
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                                           Class A
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Aug. 27,
from information provided in the financial statements.                                                         1993++ to
                                                                            For the Year Ended July 31,         July 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $  10.00   $   9.52  $   9.40  $   9.41   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .47        .47       .48       .50        .48
                    Realized and unrealized gain (loss) on
                    investments--net                                       .11        .48       .12      (.01)      (.58)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .58        .95       .60       .49       (.10)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.47)      (.47)     (.48)     (.50)      (.48)
                      In excess of realized gain on
                      investments--net                                      --+++++    --        --        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.47)      (.47)     (.48)     (.50)      (.49)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.11   $  10.00  $   9.52  $   9.40   $   9.41
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.93%     10.27%     6.52%     5.54%     (1.13%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .89%       .78%      .53%      .31%       .08%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.24%      1.22%     1.17%     1.23%      1.30%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.62%      4.88%     5.06%     5.51%      5.26%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  3,103   $  3,232  $  3,904  $  4,332   $  6,712
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  36.31%     40.62%   103.61%   142.77%     52.88%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.


                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                           Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Aug. 27,
from information provided in the financial statements.                                                         1993++ to
                                                                            For the Year Ended July 31,         July 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $  10.00   $   9.52  $   9.40  $   9.41   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .42        .42       .44       .45        .43
                    Realized and unrealized gain (loss) on
                    investments--net                                       .11        .48       .12      (.01)      (.58)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .53        .90       .56       .44       (.15)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.42)      (.42)     (.44)     (.45)      (.43)
                      In excess of realized gain on
                      investments--net                                      --+++++    --        --        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.42)      (.42)     (.44)     (.45)      (.44)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.11   $  10.00  $   9.52  $   9.40   $   9.41
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.39%      9.72%     5.97%     5.00%     (1.59%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.40%      1.29%     1.04%      .84%       .58%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.75%      1.73%     1.68%     1.75%      1.80%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.11%      4.37%     4.55%     4.99%      4.75%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 14,965   $ 17,888  $ 21,542  $ 25,861   $ 25,943
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  36.31%     40.62%   103.61%   142.77%     52.88%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                               Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                               For the Year Ended July 31,      July 31,
Increase (Decrease) in Net Asset Value:                                         1998       1997        1996       1995
Per Share           Net asset value, beginning of period                      $  10.00   $   9.53    $   9.40   $   9.02
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .41        .41         .43        .34
                    Realized and unrealized gain on investments--net               .12        .47         .13        .38
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .53        .88         .56        .72
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.41)      (.41)       (.43)      (.34)
                      In excess of realized gain on investments--net                --+++++    --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.41)      (.41)       (.43)      (.34)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.12   $  10.00    $   9.53   $   9.40
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.39%      9.50%       5.97%      8.19%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                               1.50%      1.39%       1.16%      1.00%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     1.85%      1.83%       1.79%      1.88%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.01%      4.28%       4.45%      4.68%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  2,549   $  2,063    $  1,555   $    853
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          36.31%     40.62%     103.61%    142.77%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                                Class D
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                        1994++ to
                                                                                 For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                         1998      1997         1996       1995
Per Share           Net asset value, beginning of period                      $  10.00   $   9.52    $   9.39   $   9.02
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .46        .46         .47        .38
                    Realized and unrealized gain on investments--net               .11        .48         .13        .37
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .57        .94         .60        .75
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.46)      (.46)       (.47)      (.38)
                      In excess of realized gain on investments--net                --+++++    --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.46)      (.46)       (.47)      (.38)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.11   $  10.00    $   9.52   $   9.39
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.82%     10.17%       6.52%      8.55%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .99%       .90%        .63%       .51%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     1.34%      1.32%       1.28%      1.39%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.52%      4.76%       4.97%      5.12%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $    806   $    399    $    173   $    188
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          36.31%     40.62%     103.61%    142.77%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Oregon Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998




(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for market discount.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1998, FAM earned fees of $122,200, of which $77,763 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                 Account        Distribution
                             Maintenance Fee         Fee

Class B                            0.25%              0.25%
Class C                            0.25%              0.35%
Class D                            0.10%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                MLFD          MLPF&S

Class D                         $635          $5,952


For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $22,252 and $202 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $8,268,433 and $7,628,641, respectively.

Net realized gains for the year ended July 31, 1998 and net unrealized gains as of July 31, 1998 were as follows:


                                     Realized     Unrealized
                                       Gains         Gains

Long-term investments                $156,351     $1,951,346
                                     --------     ----------
Total                                $156,351     $1,951,346
                                     ========     ==========

As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,951,346, of which $1,955,541 related to appreciated securities and $4,195 related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $19,257,855.



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)



4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $2,416,519 and $4,784,283 for the years ended July 31, 1998 and July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            21,542    $   216,132
Shares issued to shareholders
in reinvestment of dividends
and distributions                      10,465        105,275
                                  -----------    -----------
Total issued                           32,007        321,407
Shares redeemed                       (48,474)      (489,222)
                                  -----------    -----------
Net decrease                          (16,467)   $  (167,815)
                                  ===========    ===========



Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            37,316    $   360,520
Shares issued to shareholders
in reinvestment of dividends           11,762        113,681
                                  -----------    -----------
Total issued                           49,078        474,201
Shares redeemed                      (135,962)    (1,313,376)
                                  -----------    -----------
Net decrease                          (86,884)   $  (839,175)
                                  ===========    ===========



Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           243,304    $ 2,448,833
Shares issued to shareholders
in reinvestment of dividends
and distributions                      29,269        294,348
                                  -----------    -----------
Total issued                          272,573      2,743,181
Automatic conversion of shares         (9,123)       (91,207)
Shares redeemed                      (573,060)    (5,762,259)
                                  -----------    -----------
Net decrease                         (309,610)   $(3,110,285)
                                  ===========    ===========



Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           209,679    $ 2,026,849
Shares issued to shareholders
in reinvestment of dividends           42,397        409,629
                                  -----------    -----------
Total issued                          252,076      2,436,478
Automatic conversion of shares        (10,731)      (103,105)
Shares redeemed                      (715,041)    (6,901,484)
                                  -----------    -----------
Net decrease                         (473,696)   $(4,568,111)
                                  ===========    ===========



Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            84,837    $   854,906
Shares issued to shareholders
in reinvestment of dividends
and distributions                       6,430         64,766
                                  -----------    -----------
Total issued                           91,267        919,672
Shares redeemed                       (45,627)      (455,409)
                                  -----------    -----------
Net increase                           45,640    $   464,263
                                  ===========    ===========



Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           160,039    $ 1,543,944
Shares issued to shareholders
in reinvestment of dividends            6,578         63,646
                                  -----------    -----------
Total issued                          166,617      1,607,590
Shares redeemed                      (123,601)    (1,195,407)
                                  -----------    -----------
Net increase                           43,016    $   412,183
                                  ===========    ===========



Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            34,763    $   347,728
Automatic conversion of shares          9,124         91,207
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,199         12,078
                                  -----------    -----------
Total issued                           45,086        451,013
Shares redeemed                        (5,310)       (53,695)
                                  -----------    -----------
Net increase                           39,776    $   397,318
                                  ===========    ===========



Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            10,153    $    99,282
Automatic conversion of shares         10,732        103,105
Shares issued to shareholders
in reinvestment of dividends              872          8,438
                                  -----------    -----------
Total issued                           21,757        210,825
Shares redeemed                            (1)            (5)
                                  -----------    -----------
Net increase                           21,756    $   210,820
                                  ===========    ===========




5. Capital Loss Carryforward:
At July 31, 1998, the Fund had a net capital loss carryforward of approximately $2,321,000, of which $1,088,000 expires in 2003 and $1,233,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.





Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Oregon Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Oregon Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period August 27, 1993 (commencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Oregon Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 11, 1998
</AUDIT-REPORT>



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Oregon Municipal Bond Fund during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable ordinary income distributions paid by the Fund during the year:


Record            Payable             Ordinary
 Date               Date               Income

12/19/97          12/31/97           $.002961


There were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




Merrill Lynch Oregon Municipal Bond Fund
July 31, 1998



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863